EXHIBIT 99.1

II-VI Incorporated Reports Fiscal Year 2018 Second Quarter Earnings

  Record Revenues of $282M Increased 21% Compared to Q2 FY17
  Record Backlog of over $400M and strengthening Book to Bill Ratio
  The adoption of the Tax Cuts and Jobs Act reduced EPS by $0.24

PITTSBURGH, Feb. 01, 2018 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI" or the "Company") today reported results for its second fiscal quarter ended December 31, 2017. The Company’s results include $15.8 million or $0.24 per diluted share of largely one time additional income tax expense due to the provisions under the Tax Cuts and Jobs Act and associated withholding taxes for anticipated cash repatriation. The Securities and Exchange Commission has issued rules that allow for a measurement period of up to one year after the enactment date of the Tax Act to finalize the recording of the related tax impacts. The Company currently anticipates finalizing and recording any resulting adjustments by the end of the quarter ending December 31, 2018.

“Revenues and adjusted EPS this quarter were at the top end of our guidance driven by solid performance from all three segments,” said Dr. Vincent D. Mattera, Jr. President and CEO, II-VI Incorporated. “Each of our segments saw growth in their end markets, and our newer products accounted for more than half the growth this quarter. Our growth markets as well as our core markets of industrial and communications are positioned to benefit as the end markets continue to mature. With regard to the new Tax Cuts and Jobs Act of 2017, the tax we have recorded is to account for the various provisions and our plans for cash repatriation in due course.  We expect this legislation to be a net positive for II-VI.”

Table 1
$ Millions, except per share amounts, % and Book to Bill
(Unaudited)

	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2017	2017	2016	2017	2016

Revenues	$281.5	$261.5	$231.8	$543.0	$453.3

Operating income	$32.5	$29.8	$27.1	$62.3	$50.8

Net earnings	$9.6	$21.1	$23.9	$30.7	$40.2
Adjusted net earnings (1)	$25.4	$21.1	$23.9	$46.5	$40.2

Diluted earnings per share	$0.15	$0.32	$0.37	$0.47	$0.63
Adjusted diluted earnings per share (1)	$0.39	$0.32	$0.37	$0.71	$0.63

Other Selected Financial Metrics
Book to Bill (2)	1.05	0.96	1.18	1.01	1.14
Gross margin	38.9%	40.5%	40.7%	39.7%	40.1%

Operating margin	11.5%	11.4%	11.7%	11.5%	11.2%

Return on sales	3.4%	8.1%	10.3%	5.7%	8.9%
Adjusted return on sales (1)	9.0%	8.1%	10.3%	8.6%	8.9%

(1)  Excludes the impact of the Tax Cuts and Jobs Act in fiscal year 2018. See Tables 7 and 8 for Reconciliation of Reported Earnings to Adjusted Net Earnings.
(2)  Book to Bill is calculated by dividing orders the company expects to convert to revenue within the next twelve months by revenues recognized during the period.

Outlook

The outlook for the third fiscal quarter ending March 31, 2018 is revenues of $270 million to $285 million and earnings per share of $0.33 to $0.40. This is all at prevailing exchange rates and all earnings per share comments refer to diluted shares. Comparable results for the quarter ended March 31, 2017 were revenues of $245 million and diluted earnings per share of $0.35. As discussed in more detail below, actual results may differ from these forecasts due to various factors including, but not limited to, changes in product demand, competition and general economic conditions.

Segment Information

Operating income is defined as earnings before income taxes, interest expense and other expense or income, net.

Table 2
Segment Book to Bill, Revenues, Operating Income and Margins
$ Millions, except % and Book to Bill
(Unaudited)
	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2017	2017	2016	2017	2016
Book to Bill:
II-VI Laser Solutions	1.11	1.08	1.04	1.10	1.03
II-VI Photonics	0.96	0.78	1.35	0.87	1.22
II-VI Performance Products	1.09	1.13	1.08	1.11	1.17
Total Book to Bill	1.05	0.96	1.18	1.01	1.14

Revenues:
II-VI Laser Solutions	$109.8	$93.3	$81.5	$203.1	$160.8
II-VI Photonics	110.5	110.6	100.9	221.1	196.7
II-VI Performance Products	61.2	57.6	49.4	118.8	95.8
Total Revenues	$281.5	$261.5	$231.8	$543.0	$453.3

Operating Income:
II-VI Laser Solutions	$9.5	$3.3	$7.6	$12.8	$14.3
II-VI Photonics	16.9	19.5	15.9	36.4	29.8
II-VI Performance Products	6.1	7.0	3.6	13.1	6.7
Total Operating Income	$32.5	$29.8	$27.1	$62.3	$50.8

Operating Margin:
II-VI Laser Solutions	8.7%	3.5%	9.3%	6.3%	8.9%
II-VI Photonics	15.3%	17.6%	15.8%	16.5%	15.1%
II-VI Performance Products	10.0%	12.2%	7.3%	11.0%	7.0%
Total Operating Margin	11.5%	11.4%	11.7%	11.5%	11.2%

Table 3 is a reconciliation of Operating Income reported in this press release to reported Net Earnings.

Table 3
Reconciliation of Operating Income to Net Earnings
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2017	2017	2016	2017	2016

Operating income	$32.5	$29.8	$27.1	$62.3	$50.8
Interest expense	4.7	3.6	1.4	8.3	2.6
Other expense (income), net	(2.0)	(0.7)	(6.1)	(2.7)	(7.5)
Income taxes	20.2	5.8	7.9	26.0	15.5
Net Earnings	$9.6	$21.1	$23.9	$30.7	$40.2

Table 4 is a reconciliation of Operating Income reported in this press release to EBITDA.

Table 4
Reconciliation of Operating Income to EBITDA
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2017	2017	2016	2017	2016

Operating income	$32.5	$29.8	$27.1	$62.3	$50.8
Depreciation and amortization	19.4	18.9	14.9	38.3	29.8
Other income (expense)	2.0	0.7	6.1	2.7	7.5
EBITDA (3)	$53.9	$49.4	$48.1	$103.3	$88.1

Table 5 is a reconciliation of EBITDA reported in this press release to reported Net Earnings.

Table 5
Reconciliation of EBITDA to Net Earnings
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2017	2017	2016	2017	2016

EBITDA	$53.9	$49.4	$48.1	$103.3	$88.1
EBITDA margin (4)	19.1%	18.9%	20.8%	19.0%	19.4%
Interest expense	$4.7	$3.6	$1.4	$8.3	$2.6
Depreciation and amortization	19.4	18.9	14.9	38.3	29.8
Income taxes	20.2	5.8	7.9	26.0	15.5
Net Earnings	$9.6	$21.1	$23.9	$30.7	$40.2

(3)  EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
(4)  EBITDA margin is defined as earnings before interest, incomes taxes, depreciation and amortization divided by revenues.

Table 6 is a table of other selected financial information.

Table 6
$ Millions, except share information
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2017	2017	2016	2017	2016

Share-based compensation expense, pre-tax	$5.4	$6.3	$3.9	$11.7	$8.0
Cash paid for shares repurchased through the Company’s share repurchase program	$-	$49.9	$-	$49.9	$-
Shares repurchased through the Company’s share repurchase program	-	1,414,900	-	1,414,900	-

Webcast Information

The Company will host a conference call at 4:30 p.m. Eastern Time on Thursday, February 1, 2018 to discuss these results. The conference call will be broadcast live over the internet and can be accessed by all interested parties from the Company's website at www.ii-vi.com as well as at http://tinyurl.com/ya4drs4h. A replay of the webcast will be available for two weeks following the call.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The adjusted non-GAAP net earnings and the adjusted non-GAAP earnings per share measure the earnings of the Company, excluding non-recurring or unusual items that are considered by the management to be outside the Company’s standard operation. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance that items excluded from the non-GAAP financial measures will not occur in the future, or that there could be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to enable our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other "Risk Factors" discussed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2017; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company's ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; (vii) our ability to achieve the anticipated benefits of capital investments that we make; (viii) the Company's ability to devise and execute strategies to respond to market conditions; and/or (ix) risks related to the recent U.S. tax legislation and the Company’s continuing analysis of its impact on the Company. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Three Months Ended
	December 31,	September 30,	December 31,
	2017	2017	2016

Revenues	$281,470	$261,503	$231,822

Costs, Expenses & Other Expense (Income)
Cost of goods sold	172,037	155,528	137,559
Internal research and development	27,764	25,574	23,632
Selling, general and administrative	49,122	50,624	43,495
Interest expense	4,644	3,645	1,365
Other expense (income), net	(1,965)	(767)	(6,045)
Total Costs, Expenses, & Other Expense (Income)	251,602	234,604	200,006

Earnings Before Income Taxes	29,868	26,899	31,816

Income Taxes	20,272	5,758	7,913

Net Earnings	$9,596	$21,141	$23,903

Diluted Earnings Per Share	$0.15	$0.32	$0.37

Basic Earnings Per Share	$0.15	$0.34	$0.38

Average Shares Outstanding - Diluted	65,038	65,283	64,407
Average Shares Outstanding - Basic	62,302	62,744	62,390

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Six Months Ended
	December 31,	December 31,
	2017	2016

Revenues	$542,973	$453,342

Costs, Expenses & Other Expense (Income)
Cost of goods sold	327,565	271,477
Internal research and development	53,338	45,464
Selling, general and administrative	99,746	85,574
Interest expense	8,289	2,611
Other expense (income), net	(2,732)	(7,447)
Total Costs, Expenses, & Other Expense (Income)	486,206	397,679

Earnings Before Income Taxes	56,767	55,663

Income Taxes	26,030	15,466

Net Earnings	$30,737	$40,197

Diluted Earnings Per Share	$0.47	$0.63

Basic Earnings Per Share	$0.49	$0.65

Average Shares Outstanding - Diluted	65,161	63,999
Average Shares Outstanding - Basic	62,523	62,205

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	December 31,	June 30,
	2017	2017
Assets
Current Assets
Cash and cash equivalents	$254,456	$271,888
Accounts receivable	196,045	193,379
Inventories	235,468	203,695
Prepaid and refundable income taxes	7,055	6,732
Prepaid and other current assets	30,391	26,602
Total Current Assets	723,415	702,296
Property, plant & equipment, net	481,014	367,728
Goodwill	272,209	250,342
Other intangible assets, net	132,328	133,957
Investments	67,068	11,727
Deferred income taxes	3,427	3,023
Other assets	8,413	8,224
Total Assets	$1,687,874	$1,477,297

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$20,000	$20,000
Accounts payable	71,236	65,540
Accruals and other current liabilities	88,947	99,412
Total Current Liabilities	180,183	184,952
Long-term debt	442,768	322,022
Capital lease obligation	22,861	23,415
Deferred income taxes	37,158	15,345
Other liabilities	41,003	31,000
Total Liabilities	723,973	576,734
Total Shareholders' Equity	963,901	900,563
Total Liabilities and Shareholders’ Equity	$1,687,874	$1,477,297

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
($000)

	Six Months Ended
	December 31,
	2017	2016
Cash Flows from Operating Activities
Net cash provided by operating activities	$59,669	$58,692

Cash Flows from Investing Activities
Additions to property, plant & equipment	(77,623)	(57,822)
Purchases of businesses	(80,965)	(580)
Purchase of equity investment	(51,491)	-
Other investing activities	145	186
Net cash used in investing activities	(209,934)	(58,216)

Cash Flows from Financing Activities
Proceeds from issuance
Proceeds from issuance of 0.25% convertible senior notes due 2022	345,000	-
Proceeds from borrowings under Credit Facility	100,000	44,000
Payments on borrowings under Credit Facility	(262,000)	(15,000)
Purchases of treasury stock	(49,875)	-
Proceeds from exercises of stock options	6,784	7,740
Payments in satisfaction of employees' minimum tax obligations	(3,608)	(2,271)
Debt issuance costs	(10,061)	(1,384)
Other financing activities	-	503
Net cash provided by financing activities	126,240	33,588

Effect of exchange rate changes on cash and cash equivalents	6,593	(6,314)

Net (decrease) increase in cash and cash equivalents	(17,432)	27,750

Cash and Cash Equivalents at Beginning of Period	271,888	218,445
Cash and Cash Equivalents at End of Period	$254,456	$246,195

Table 7
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)
(Unaudited)

	Three Months Ended

	Dec 31,	Sept 30,	Dec 31,
	2017	2017	2016

Reported Net Earnings	$9.6	$21.1	$23.9

Add back one-time items:

Impact of the "Tax Cuts and Jobs Act"	15.8	-	-

Adjusted Net Earnings	$25.4	$21.1	$23.9

Per share data:
Reported Earnings:
Earnings - Diluted Earnings Per Share	$0.15	$0.32	$0.37
Earnings - Basic Earnings Per Share	$0.15	$0.34	$0.38

Per share, After-Tax Impact of Special Items on:
Adjustments - Diluted Earnings Per Share	$0.24	$0.32	$0.37
Adjustments - Basic Earnings Per Share	$0.25	$0.34	$0.38

Adjusted Earnings:
Adjusted Earnings - Diluted Earnings Per Share	$0.39	$0.32	$0.37
Adjusted Earnings - Basic Earnings Per Share	$0.41	$0.34	$0.38

Table 8
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)
(Unaudited)

	Six Months Ended

	Dec 31,	Dec 31,
	2017	2016

Reported Earnings	$30.7	$40.2

Add back one-time items:

Impact of the "Tax Cuts and Jobs Act"	15.8	-

Adjusted Net Earnings	$46.5	$40.2

Per share data:
Reported Earnings:
Earnings - Diluted Earnings Per Share	$0.47	$0.63
Earnings - Basic Earnings Per Share	$0.49	$0.65

Per share, After-Tax Impact of Special Items on:
Adjustments - Diluted Earnings Per Share	$0.24	$-
Adjustments - Basic Earnings Per Share	$0.25	$-

Adjusted Earnings:
Adjusted Earnings - Diluted Earnings Per Share	$0.71	$0.63
Adjusted Earnings - Basic Earnings Per Share	$0.74	$0.65

CONTACT:

Mark Lourie
Director, Corporate Communications
Mark.lourie@ii-vi.com
www.ii-vi.com